UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 9, 2020

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

914-701-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AAWW	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the 2020 Annual Meeting of Shareholders of Atlas Air Worldwide Holdings, Inc. (“AAWW” or the “Company”) held on June 9, 2020, AAWW’s shareholders approved an amendment to the Atlas Air Worldwide Holdings, Inc. 2018 Incentive Plan (the “Plan”) to increase by 1,037,250 shares the total number of shares of AAWW Common Stock that may be issued pursuant to awards under the Plan. The amendment is described in detail in “Proposal No. 4 – Approval of an Amendment to Our 2018 Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 8, 2020, which description is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) & (b) On June 9, 2020, the Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The final results of the shareholder vote on the four proposals brought before the Annual Meeting were as follows:

(1)	All nominees for Director were elected to serve until the 2021 Annual Meeting of Shareholders or until their successors are elected and qualified. The following table sets forth the voting results with respect to each nominee:

				Broker
Nominee	Votes For	Votes Against	Abstentions	Non-Votes
Timothy J. Bernlohr	19,814,175	1,870,985	16,569	2,831,086
Charles F. Bolden, Jr.	21,450,340	223,985	27,040	2,831,086
John W. Dietrich	21,400,843	290,379	10,507	2,831,086
William J. Flynn	21,073,026	608,704	19,999	2,831,086
Bobby J. Griffin	20,271,026	1,403,906	26,794	2,831,086
Carol B. Hallett	20,359,869	1,329,314	12,546	2,831,086
Jane H. Lute	21,136,148	537,921	27,660	2,831,086
Duncan J. McNabb	21,426,195	225,100	14,434	2,831,086
Sheila A. Stamps	21,452,357	223,134	26,238	2,831,086
John K. Wulff	21,115,731	560,975	25,023	2,831,086

(2)	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified with the following votes:

Votes For	Votes Against	Abstentions
23,660,913	850,974	20,928

(3)	In a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement prepared in connection with the Annual Meeting, the Company's shareholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,690,287	14,645,240	366,202	2,831,086

(4)	An amendment to the Atlas Air Worldwide Holdings, Inc. 2018 Incentive Plan to increase the number of shares of the Company’s Common Stock authorized for issuance under such Plan by 1,037,250 shares was approved with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
20,907,718	780,855	13,156	2,831,086

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

	By:	/s/ Adam R. Kokas
Name: Adam R. Kokas
Date: June 12, 2020	Title: Executive Vice President, General Counsel and Secretary